SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 12, 2004 (November 2, 2004)

Heritage Property Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31297	04-3474810
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Dartmouth Street Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

(617) 247-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

Explanatory Note

This Current Report on Form 8-K/A amends and restates in its entirety Exhibit 99.2 of Heritage Property Investment Trust, Inc.’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on November 2, 2004.  This Form 8-K/A is being furnished solely to correct the errors described below.

•                On page 18, the table labeled “Top Tenants by Annualized Base Rent” has been amended to add “Associated Wholesale Grocers” as the tenth largest tenant in the table.

•                On page 39, the fourth heading in the table labeled “Dispositions” has been amended to read “Proceeds”.

This amendment only reflects the changes discussed above.  All other information is unchanged and reflects the disclosures made in the original document furnished on November 2, 2004.

The information in this Form 8-K/A is furnished under Item 2.02—”Results of Operations and Financial Condition.” This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.                                        Financial Statements and Exhibits

(c)                                Exhibits

99.2             Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY INVESTMENT TRUST, INC.

/s/Thomas C. Prendergast
Thomas C. Prendergast Chairman, President and Chief Executive Officer

/s/David G. Gaw
David G. Gaw Senior Vice President, Chief Financial Officer and Treasurer

Dated: November 12, 2004